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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 21, 2002

Specialty Laboratories, Inc.
(Exact name of registrant as specified in charter)

California	001-16217	95-2961036
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2211 Michigan Avenue, Santa Monica, California (Address of principal executive offices)	90404 (Zip Code)

Registrant's telephone number, including area code (310) 828-6543

(Former name or former address, if changed since last report.)

ITEM 5    OTHER EVENTS

        On May 21, 2002, Specialty Laboratories, Inc., (the "Registrant") announced that Douglas S. Harrington, M.D. has been named chief executive officer. Dr. Harrington, a veteran healthcare executive and member of the Registrant's board of directors since 1996, will build on the Registrant's long-standing strengths in the areas of test innovation and comprehensive esoteric testing services to hospitals. Dr. Harrington was originally appointed interim chief executive officer of the Registrant in April 2002. A copy of the press release issued by the Registrant on May 21, 2002 concerning the foregoing matter is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7    FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits	The following document is filed as an exhibit to this report:
	99.1	Press Release dated May 21, 2002.

2

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPECIALTY LABORATORIES, INC.
Date: May 21, 2002	By:	/s/ FRANK J. SPINA Frank J. Spina, Chief Financial Officer

EXHIBIT INDEX

Exhibits	The following document is filed as an exhibit to this report:
99.1	Press Release dated May 21, 2002.

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ITEM 5 OTHER EVENTS
ITEM 7 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT INDEX